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                                                                EXHIBIT 10.1 (j)

                                  WAIVER UNDER
                                CREDIT AGREEMENT


         This Waiver Under Credit Agreement dated as of November 14, 2000 by and between TALON AUTOMOTIVE GROUP, INC., a Michigan corporation ("TAG"), VELTRI
METAL PRODUCTS CO., a Nova Scotia corporation ("Veltri") (Veltri, called together with TAG, the "Borrowers"), the Banks party hereto, and COMERICA BANK, a Michigan banking corporation, as agent for the Banks (in such capacity, "Agent").

         WHEREAS, Borrowers, Agent and the Banks entered into a certain Credit
Agreement dated as of April 28, 1998, a certain First Amendment to Credit
Agreement dated as of August 31, 1998, a certain Second Amendment to Credit
Agreement dated as of March 26, 1999, a certain Third Amendment to Credit
Agreement dated as of December 30, 1999, a certain Fourth Amendment to Credit
Agreement dated as of February 15, 2000 and a certain Fifth Amendment to Credit
Agreement dated as of June 27, 2000, a certain Sixth Amendment to Credit
Agreement dated as of August 11, 2000, a certain Seventh Amendment to Credit
Agreement dated as of September 29, 2000 and a certain Eighth Amendment to Credit Agreement dated as of October 27, 2000 (as so amended, the "Agreement"), pursuant to which Borrowers incurred certain indebtedness and obligations and granted the Agent, on behalf of the Banks, certain security for such indebtedness and obligations;

         WHEREAS, Borrowers have requested Agent and Banks to grant waivers of certain provisions of the Agreement; and

         WHEREAS, Agent and the Banks constituting the Majority Banks are willing to do so, but only on the terms and conditions set forth herein;

         NOW, THEREFORE, it is agreed:

1.       DEFINITIONS

         1.1 Capitalized terms used herein and not defined to the contrary have the meanings given them in the Agreement.

2.       WAIVER

         2.1 For the Covenant Waiver Period (defined in the Eighth Amendment to the Credit Agreement dated as of October 27, 2000 to mean the period commencing retroactively, as of June 30, 2000 and ending as of close of business November
20, 2000) only, Agent and the Banks hereby waive Borrowers' failure to comply with the covenants set forth in Section 10.4 of the Agreement as of the fiscal quarters ended June 30, 2000 and September 30, 2000 and any Defaults or Events of Default arising as a result of the breach such covenants; provided however that this waiver shall automatically and retroactively terminate upon expiration of the Covenant Waiver Period without further act, demand or notice by Agent or any Bank, whereupon the afore-described failures to comply shall immediately constitute Events of Default under the Agreement.

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3.       REPRESENTATIONS

         Each Borrower hereby represents and warrants that:

         3.1 Execution, delivery and performance of this Waiver and any other documents and instruments required under this Amendment or the Waiver are within Borrowers' powers, have been duly authorized, are not in contravention of law or the terms of Borrowers' Articles of Incorporation or Bylaws, and do not require the consent or approval of any governmental body, agency, or authority.

         3.2 This Waiver, and the Agreement as effected by this Waiver, and any other documents and instruments required under this Amendment or the Agreement, when issued and delivered under this Waiver or the Agreement, will be valid and binding in accordance with their terms.

         3.3 The continuing representations and warranties of Borrowers set forth in Sections 8.1 through 8.7 and 8.9 through 8.19 of the Agreement are true and correct on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

         3.4 The continuing representations and warranties of Borrowers set forth in Section 8.8 of the Agreement are true and correct as of the date hereof with respect to the most recent financial statements furnished to Bank by Borrowers in accordance with Section 9.1 of the Agreement.

         3.5 Except to the extent expressly waived hereby to the best of Borrowers' knowledge, no Event of Default, or condition or event which, with the giving of notice or the running of time, or both, would constitute an Event of Default under the Agreement, has occurred and is continuing as of the date hereof.

4.       MISCELLANEOUS

         4.1 This Waiver may be executed in as many counterparts as Agent, the Majority Banks and Borrowers deem convenient and shall be deemed to be effective upon the date of satisfaction of the following conditions: (a) delivery to Agent of counterparts hereof executed by each of the Borrowers, Agent and the Majority
Banks; (b) delivery by Borrowers to Agent, in form and substance satisfactory to Agent, of each of the documents and instruments listed on the Checklist attached as Exhibit "A" hereto.

         4.2 Borrowers: (a) shall pay all of Agent's legal costs and expenses
(including attorneys' fees and expenses) incurred in the negotiation, preparation and closing hereof, including, without limitation, costs of all lien searches and financing statement filings; and (b) shall not make any payment of any obligations under the Senior Subordinated Notes (or request or be entitled to receive proceeds of advances for the purpose of making any such payment) unless otherwise agreed in writing by the Majority Banks.

         4.3 Except as specifically set forth herein, nothing set forth in this Waiver shall constitute, or be interpreted or construed to constitute, a waiver of any right or remedy of Agent or the Banks, or of any default or Event of Default whether now existing or hereafter arising.


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         WITNESS the due execution hereof as of the day and year first above written.

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
TALON AUTOMOTIVE GROUP, INC.                                VELTRI METAL PRODUCTS CO.

By:                                                         By:
   --------------------------------------------------          ----------------------------------------------------

Its:                                                        Its:
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COMERICA BANK, as Agent and Bank                            LASALLE BANK NATIONAL
                                                            ASSOCIATION (formerly LaSalle National
                                                            Bank)

By:                                                         By:
   --------------------------------------------------          ----------------------------------------------------

Its:                                                        Its:
    -------------------------------------------------           ---------------------------------------------------

NATIONAL BANK OF CANADA,                                    PARIBAS
  NEW YORK BRANCH

By:                                                         By:
   --------------------------------------------------          ----------------------------------------------------

Its:                                                        Its:
    -------------------------------------------------           ---------------------------------------------------

And                                                         And

By:                                                         By:
   --------------------------------------------------          ----------------------------------------------------

Its:                                                        Its:
    -------------------------------------------------           ---------------------------------------------------

MICHIGAN NATIONAL BANK                                      BANK BOSTON, N.A.

By:                                                         By:
   --------------------------------------------------          ----------------------------------------------------

Its:                                                        Its:
    -------------------------------------------------           ---------------------------------------------------

DRESDNER BANK AG NEW YORK AND
GRAND CAYMEN BRANCHES

By:
   --------------------------------------------------

Its:
    -------------------------------------------------
And

By:
   --------------------------------------------------

Its:
    -------------------------------------------------


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